AMENDMENT AGREEMENT NO. 3

                      to that certain

                 REVOLVING CREDIT AGREEMENT


     This AMENDMENT AGREEMENT NO. 3 (this "Amendment"), dated as of October 8, 1996, is by and among TRICO MARINE OPERATORS, INC. ("Marine Operators"), TRICO MARINE ASSETS, INC. ("Marine Assets") (each of Marine Operators and Marine Assets is referred to herein as a "Borrower" and collectively as the "Borrowers"), TRICO MARINE SERVICES, INC. (the "Parent"), HOS MARINE PARTNERS, INC. ("HOS"), THE FIRST NATIONAL BANK OF BOSTON, HIBERNIA NATIONAL BANK, FIRST NATIONAL BANK OF COMMERCE and such other lending institutions as may become parties to the Credit Agreement referred to below (collectively, the "Banks") and THE FIRST NATIONAL BANK OF BOSTON as agent for the Banks (the "Agent").

     WHEREAS, the Borrowers, the Parent, the Banks and the Agent are parties to that certain Revolving Credit Agreement, dated as of July 26, 1996 (as heretofore and hereafter amended, restated, modified or supplemented and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrowers; and

     WHEREAS, the Borrowers and the Parent have requested the Agent and the Banks to amend certain of the terms and provisions of the Credit Agreement as set forth herein; and

     WHEREAS, the Agent and the Banks, subject to the terms and provisions hereof, have agreed to amend the Credit
Agreement as set forth herein; and

     WHEREAS,  capitalized  terms  which  are  used   herein
without  definition  and  which  are  defined  in the Credit
Agreement shall have the same meanings herein as in the Credit Agreement;

     NOW THEREFORE, the parties hereto hereby agree as follows:

     1.  Amendment to  Credit  Agreement.   Subject  to the
satisfaction of the conditions precedent set forth in 4 hereof, the Credit Agreement is hereby amended as follows:

     1.1.New  Definitions.   Section   1   of   the  Credit
Agreement is hereby amended by adding the following new definitions to Section 1 in the appropriate alphabetical sequence:

          Revolving  Credit  Loans.   The  revolving  credit
     loans to be made by the Banks to the Borrowers pursuant to 2 hereof prior to the Term Out Date.

          Revolver Period.   The  period  beginning  on  the
     Closing Date and ending on the Term Out Date.

          Term  Loan.   The  principal  amount  of Revolving
     Credit Loans outstanding on the Term Out Date which have been converted into a term loan pursuant to 3A hereof.

          Term Out Date.  October 8, 1998.

          Term Out Period.  The period beginning on the Term
     Out Date and ending on the date on which the Loans have been indefeasibly paid in full in cash.

     1.2.Changes in Certain Definitions. Section 1 of the Credit Agreement is hereby further amended by deleting the definitions of the following terms contained therein and substituting in lieu thereof the following new definitions:

          Drawdown Date. (a) With respect to the Revolving Credit Loans, the date on which any Revolving Credit Loan is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with 2.7 and (b) with respect to the Term Loan, the date on which all or any portion of the Term Loan is converted or continued in accordance with 3A.5(b).

          Loans. Prior to the Term Out Date, the Revolving Credit Loans made or to be made by the Banks to the Borrowers pursuant to 2 hereof; and on and after the Term Out Date, the Term Loan deemed to be made pursuant to 3A hereof.

          Maturity Date.  October 8, 2002.

     1.3 Commitment  to  Lend.   Section  2.1 of the Credit
Agreement is hereby amended by deleting the phrase "Maturity
Date" occurring in the third line thereof and substituting in lieu thereof the phrase "Term Out Date".

     1.4 Commitment   Fee.    Section  2.2  of  the  Credit
Agreement is hereby amended by deleting the phrase "Maturity Date" occurring in the fifth and ninth lines thereof and substituting in lieu thereof the phrase "Term Out Date".

     1.5 Reduction of Total Commitment.  Section 2.3 of the
Credit  Agreement  is hereby amended by inserting the phrase
"on or before the Term Out Date" between the words "from time to time" and "upon five (5)".

     1.6 Interest  on  Loans.   Section  2.5 of the  Credit
Agreement is hereby amended by deleting the word "Except" occurring in the first line thereof and substituting in lieu thereof the text "Until the Term Out Date and except".
Section 2.5 of the Credit Agreement is hereby further amended by inserting the following new paragraph (c) immediately following paragraph (b) thereto:

               (c)  Upon  the  occurrence  of  the  Term Out
     Date, the interest rate applicable to the Loans shall be determined pursuant to 3A.5 hereof

     1.7 Term Out Date. Section 3 of the Credit Agreement is hereby amended by inserting the following new Section
3.4:

          3.4 Term Out Date. On the Term Out Date, no Bank shall have any further Commitment to make Revolving Credit Loans and the Agent shall have no obligation to issue Letters of Credit and the outstanding Revolving Credit Loans shall convert into the Term Loan in accordance with 3A hereof.

     1.8 The Term Loan. The Credit Agreement is hereby amended by inserting the following new Section 3A:

     3A.  THE TERM LOAN.

          3A.1. Conversion of Outstanding Revolving Credit Loans Into the Term Loan. Upon the occurrence of the Term Out Date, subject to the terms and conditions contained herein, the Outstanding Revolving Credit Loans shall automatically convert into the Term Loan. The Term Loan shall be in the aggregate principal amount equal to the Outstanding Revolving Credit Loans. The portion of the Term Loan owed to each Bank shall be equal to the portion of the then Outstanding Revolving Credit Loans owing to such Bank.

          3A.2.  The  Notes.   The  Term   Loan   shall  be
     evidenced by the Notes. The Borrowers irrevocably authorize each Bank to make or cause to be made a notation on such Bank's Record reflecting the original principal amount of such Bank's Commitment Percentage of the Term Loan and, at or about the time of such Bank's receipt of any principal payment of the Term Loan, an appropriate notation on such Bank's Record reflecting such payment. The aggregate unpaid amount set forth on such Bank's Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Record shall not affect the obligations of the Borrowers hereunder or under any Note to make payments of principal of and interest on any Note when due.

          3A.3. Repayment of the Principal of Term Loan. The Borrowers promise to pay to the Agent for the account of the Banks the principal amount of the Term Loan in sixteen (16) equal quarterly installments commencing on December 31, 1998, with a final payment in the remaining principal amount of the Term Loan on the Maturity Date. No amount repaid with respect to the Term Loan may be reborrowed.

          3A.4.  Optional  Prepayment  of  Term Loan.   The
     Borrowers shall have the right at any time to prepay the Term Loan on or before the Maturity Date, as a whole, or in part, upon not less than three (3) Business Days' prior written notice to the Agent; provided that (a) each partial prepayment shall be in a principal amount of at least $250,000 or a larger integral multiple of $100,000, (b) no portion of the Term Loan bearing interest at the Eurodollar Rate may be prepaid pursuant to this 3A.4 except on the last day of the Interest Period relating thereto, and (c) each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective outstanding amount of each Bank's Note, with adjustments, to the extent practicable, to equalize any prior prepayments not exactly in proportion. Any prepayment of principal of the Term Loan shall include all interest accrued to the date of prepayment and shall be applied against the scheduled installments of principal due on the Term Loan in the inverse order of maturity. No amount repaid with respect to the Term Loan may be reborrowed.

          3A.5.  Interest on Term Loan.

          (a) Except as otherwise provided in 5.8, from and after the Term Out Date, the Term Loan shall bear interest during each Interest Period relating to all or any portion of the Term Loan at the following rates:

               (i) To the extent that all or any portion of the Term Loan is a Base Rate Loan, the Term Loan or such portion shall bear interest during such Interest Period at the rate per annum equal to the Base Rate plus three-quarters of one percent (3/4%).

               (ii) To the extent that all or any portion of the Term Loan is a Eurodollar Rate Loan, the Term Loan or such portion shall bear interest during such Interest Period at the rate per annum of one-equal to the Eurodollar Rate plus one and one-half percent (1 1/2%).

     The Borrower promises to pay interest on the Term Loan or any portion thereof outstanding during each Interest Period in arrears on each Interest Payment Date applicable to such Interest Period and on the Maturity Date.

          (b) After the Revolving Credit Loans shall have been converted into the Term Loan, the provisions of
     2.7 shall apply mutatis mutandis with respect to all or any portion of the Term Loan so that the Borrowers may have the same interest rate options (subject to the limitations set forth therein) with respect to all or any portion of the Term Loan as they would be entitled to with respect to the Revolving Credit Loans.

          (c) No Interest Period relating to the Term Loan or any portion thereof bearing interest at a rate calculated by a reference to the Eurodollar Rate shall extend beyond the date on which a regularly scheduled installment payment of the principal of the Term Loan is to be made unless a portion of the Term Loan at least equal to such installment payment has an Interest Period ending on such date or is then bearing interest at a rate calculated by reference to the Base Rate.

          (d) In the case of any Loans which bore interest with reference to the Eurodollar Rate on the Term Out Date, the portions of Term Loan into which such Loans were converted shall continue to bear interest with reference to such rates for the applicable Interest Periods elected with respect thereto and the Borrowers shall pay interest on the applicable Interest Payment Dates with respect thereto, provided, that any change in the interest rate spreads over the Base Rate or Eurodollar Rate applicable to any of the Base Rate Loans or Eurodollar Rate Loans, respectively, resulting from the conversion of the Loans into the Term Loan shall be effective as of the Term Out Date.

     1.9 Terms of Letters of Credit.

          (a) Section 4.1.1 of the Credit Agreement is hereby amended by deleting the text "Thirty-One Million Five Hundred Thousand Dollars ($31,500,000)" set forth therein and substituting in lieu thereof the following:
     "Thirty-Two Million Dollars ($32,000,000)".

          (b) Section 4.1.3 of the Credit Agreement is hereby amended by deleting the words "Maturity Date" occurring at the end of such Section and substituting in lieu thereof the words "Term Out Date".

     1.10Minimum Tangible Net Worth. Section 10.3 of the Credit Agreement is hereby amended by deleting the amount "$45,000,000" occurring in the third line thereof and substituting in lieu thereof the amount "$55,000,000".

     1.11Schedules. The Credit Agreement is hereby amended by deleting Schedule 1.1, Schedule 7.24(a), Schedule 7.24(b), and Schedule 7.24(c) thereto in there entirety and replacing such Schedules with, respectively, Schedule 1.1,
Schedule 7.24(a), Schedule 7.24(b), and Schedule 7.24(c) attached hereto.

     1.12Exhibit A. The Credit Agreement is hereby amended by deleting Exhibit A thereto in its entirety and replacing such Exhibit with Exhibit A attached hereto.

     2.  Representations  and  Warranties.   The Parent and
each of the Borrowers jointly and severally represent and warrant to the Banks and the Agent as follows:

          (a) Representations and Warranties in Credit Agreement. The representations and warranties of the Parent and the Borrowers contained in the Credit Agreement, each as amended by this Amendment, (a) were true and correct in all material respects when made, and (b) except to the extent such representations and warranties by their terms are made solely as of a prior date, continue to be true and correct in all material respects on the date hereof.

          (b) Authority, Etc. The execution and delivery by the Borrowers and the Parent of this Amendment and the performance by the Borrowers and the Parent of all of their agreements and obligations under this Amendment (i) are within the corporate authority of each of the Borrowers and the Parent, (ii) have been duly authorized by all necessary corporate proceedings by each of the Borrowers and the Parent, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which either of the Borrowers or the Parent is subject or any judgment, order, writ, injunction, license or permit applicable to either of the Borrowers or the Parent, and (iv) do not conflict with any provision of the corporate charter or by-laws of, or any agreement or other instrument binding upon, either of the Borrowers or the Parent.

          (c) Enforceability of Obligations. This Amendment, and the Credit Agreement as amended hereby, constitute the legal, valid and binding obligations of each of the Borrowers and the Parent enforceable against each such Person in accordance with their respective terms. Immediately prior to and after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

     3. Affirmation of Borrowers, the Parent and HOS. (a) Each of the Borrowers hereby affirms its joint and several, absolute and unconditional promise to pay to each Bank and the Agent the Loans, the Reimbursement Obligations and all other amounts due under the Notes, the Letters of Credit and the Credit Agreement as amended hereby, at the times and in the amounts provided for therein. Each of the Borrowers confirms and agrees that (i) the obligations of the Borrowers to the Banks and the Agent under the Credit Agreement as amended hereby are secured by and entitled to the benefits of the Security Documents and (ii) all references to the term "Credit Agreement" in the Security Documents shall hereafter refer to the Credit Agreement as amended hereby.

          (b) The Parent, as Guarantor under (and as defined in) the Parent Guaranty hereby acknowledges that it has read and is aware of the provisions of this Amendment. The Parent hereby reaffirms its absolute and unconditional guaranty of the Borrowers' payment and performance of their obligations to the Banks and the Agent under the Credit Agreement as amended hereby. The Parent hereby confirms and agrees that all references in the Parent Guaranty to the term "Credit Agreement" shall hereafter refer to the Credit Agreement as amended hereby.

          (c) HOS, as Guarantor under (and as defined in) the HOS Guaranty hereby acknowledges that it has read and is aware of the provisions of this Amendment. HOS hereby reaffirms is absolute and unconditional guaranty of the Borrowers' payment and performance of their obligations to the Banks and the Agent under the Credit Agreement as amended hereby. HOS confirms and agrees that the obligations of HOS to the Banks and the Agent under the HOS Guaranty, as affirmed hereby, are secured by and entitled to the benefits of the HOS Security Agreement and the HOS Vessel Mortgage. HOS hereby confirms and agrees that all references in the HOS Guaranty and the HOS Security Agreement to the term "Credit Agreement" shall hereafter refer to the Credit Agreement as amended hereby.

     4. Conditions to Effectiveness. This Amendment shall be effective as of October 8, 1996, upon receipt by the Agent and the Banks of the following, in form and substance satisfactory to the Agent and the Banks:

          (a) this Amendment duly executed and delivered by each of the Borrowers, the Parent, HOS, the Banks and the Agent;

          (b) amended and restated Revolving Credit Notes duly executed and delivered by each of the Borrowers in favor of each Bank, in the form of Exhibit A hereto and completed with appropriate insertions;

          (c)  an  Amendment  fee in the amount  of  $37,500
payable to the Agent for the pro-rata accounts of the Banks;

          (d) (i) amendments to each of the Vessel Mortgages to reflect (A) the grant of a first priority perfected security interest in the following additional
Vessels: Big Blue River (Official Number 646579), Ruby River (Official Number 600765), and Llano River (Official Number 587996) and (B) this Amendment and Amendment No. 2, dated as of September 25, 1996, duly executed and delivered by Marine Assets or HOS, as appropriate, and the Agent and
(ii) evidence of the filing and recordation (in the form of a Certificate of Ownership and Encumbrance acceptable to the Agent and the Banks) of such amendments with the U.S. Coast Guard (in the case of the U.S. Vessel Mortgage and the HOS Vessel Mortgage) or the Office of the Deputy Commissioner of Maritime Affairs for The Republic of Vanuatu (in the case of the Vanuatu Vessel Mortgage); provided that, the requirements of this 4(d) shall be deemed satisfied if the Borrowers shall provide the Banks and the Agent with such evidence of the filing and recordation of the amendments to the Vessel Mortgages no later than October 17, 1996;

          (e) a legal opinion, addressed to the Banks and the Agent, dated the date hereof, in form and substance satisfactory to the Banks and the Agent, from Jones, Walker, Waechter, Poitevent, Carrerre & Denegre, L.L.P., counsel to the Parent, the Borrowers, and HOS;

          (f) evidence satisfactory to the Banks and the Agent that all requisite corporate approval of the transactions contemplated hereby has been obtained, including without limitation delivery of copies, certified by the secretary of each of the Borrowers, HOS and the Parent, of votes of such Person's respective board of directors authorizing the transactions contemplated hereby, and

          (g) any other document or instrument the Agent and the Banks may reasonably request.

     5.  Miscellaneous   Provisions.    (a)     Except   as
otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

     (b)  THIS  AMENDMENT  IS INTENDED TO TAKE EFFECT AS  AN
AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND
GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     (d) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

     (e) The Borrowers hereby jointly and severally agree to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including reasonable legal fees).


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an agreement under seal as of the date first written above.

                              TRICO MARINE OPERATORS, INC.


                              By: /s/ Victor M. Perez
                                 ____________________________
                                 Name:  Victor M. Perez
                                 Title:  Vice President

                              TRICO MARINE ASSETS, INC.


                              By: Victor M. Perez
                                 ___________________________
                                  Name:  Victor M. Perez
                                  Title: Vice President

                              TRICO MARINE SERVICES, INC.


                              By: Victor M. Perez
                                 ___________________________
                                  Name: Victor M. Perez
                                  Title: Vice President

                              HOS MARINE PARTNERS, INC.


                              By: Victor M. Perez
                                 ___________________________
                                  Name: Victor M. Perez
                                  Title: Vice President


                              THE FIRST NATIONAL BANK
                                OF BOSTON, individually and
                                as Agent


                              By: /s/ Victor Garcia
                                  ____________________________
                                  Name: Victor Garcia
                                  Title: Vice President

                              HIBERNIA NATIONAL BANK


                              By: /s/ Frank R. Russo, Jr.
                                  ___________________________
                                  Name: Frank R. Russo, Jr.
                                  Title: Assistant Vice President

                              FIRST NATIONAL BANK
                                OF COMMERCE


                              By: J. Charles Freel, Jr.
                                 ___________________________
                                  Name: J. Charles Freel, Jr.
                                  Title: Vice President